Exhibit 99.2

CAPSTONE BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Unaudited September 30, 2017	December 31, 2016
ASSETS
CASH AND CASH EQUIVALENTS
Cash and due from banks	$6,278,305	$5,852,711
Federal funds sold	—	252,580
TOTAL CASH AND CASH EQUIVALENTS	6,278,305	6,105,291
Securities available-for-sale	52,539,451	43,272,056
Restricted equity securities	1,049,975	1,277,075
Loans held-for-sale	836,250	1,133,300
Loans, net of allowance for loan losses	418,728,691	403,749,009
Premises and equipment, net	12,882,309	13,357,380
Goodwill and other intangible assets	5,666,241	5,776,205
Bank-owned life insurance	10,011,525	9,836,278
Other assets	3,056,232	2,829,880
TOTAL ASSETS	$511,048,979	$487,336,474

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS	$352,361,551	$333,337,175
Interest-bearing deposits	85,566,268	81,177,278
Noninterest-bearing deposits	437,927,819	414,514,453
TOTAL DEPOSITS	8,988,275	12,218,608
FHLB advances & other borrowings	2,631,999	2,703,669
Accounts payable and accrued liabilities	449,548,093	429,436,730
TOTAL LIABILITIES
STOCKHOLDERS’ EQUITY
Common stock, Class A voting, $.01 par value; 30,000,000 shares authorized; 4,349,885 shares issued at September 30, 2017 and 2016; 4,276,726 and 4,261,378 outstanding at September 30, 2017 and 2016, respectively	43,499	43,499
Common stock, Class B nonvoting, $.01 par value; 15,000,000 shares authorized; none issued	—
Common stock, Class C nonvoting, $.01 par value; 15,000,000 shares authorized; none issued	—
Treasury stock, 73,159 shares, at cost at September 30, 2017 and 88,507 shares, at cost at September 30, 2016	(731,590)	(874,970)
Additional paid-in capital	44,507,259	44,500,768
Retained earnings	17,487,132	14,554,780
Accumulated other comprehensive income (loss)	194,586	(324,333)
TOTAL STOCKHOLDERS’ EQUITY	61,500,886	57,899,744

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$511,048,979	$487,336,474

The Notes to Consolidated Financial Statements are an integral part of these statements.

CAPSTONE BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME

	Unaudited Nine Months Ended September 30,
	2017	2016
INTEREST INCOME
Interest and fees on loans	$14,790,172	$13,212,351
Taxable investment securities	777,496	603,700
Nontaxable investment securities	71,927	65,586
Interest on federal funds sold and deposits in banks	93,240	19,853
Total interest income	15,732,835	13,901,490
INTEREST EXPENSE
Interest on deposits	2,100,116	1,620,003
Interest on borrowed funds	72,849	96,405
Total interest expense	2,172,965	1,716,408
PROVISION FOR LOAN LOSSES	862,500	785,000
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	12,697,370	11,400,082
NONINTEREST INCOME
Service charges on deposit accounts	872,235	843,500
Mortgage loan origination income	670,890	724,989
ATM fee income	302,119	259,033
Income from bank-owned life insurance	175,247	177,636
Other income	111,485	162,732
Total noninterest income	2,131,976	2,167,890
NONINTEREST EXPENSES
Employee compensation	5,058,378	4,754,848
Occupancy expenses	1,267,313	1,297,398
Employee benefits	1,137,192	1,050,064
Other	3,028,522	2,543,212
Total noninterest expenses	10,491,405	9,645,522
INCOME BEFORE INCOME TAX EXPENSE	4,337,941	3,922,450
INCOME TAX EXPENSE	1,405,589	1,265,382
NET INCOME	$2,932,352	$2,657,068

The Notes to Consolidated Financial Statements are an integral part of these statements.

CAPSTONE BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY - UNAUDITED
For the Nine Months Ended September 30, 2017

	Common Stock	Treasury Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholders' Equity

BALANCE, December 31, 2016	$43,499	$(874,970)	$44,500,768	$14,554,780	$(324,333)	$57,899,744
Stock-based compensation	—	—	5,436	—	—	5,436
Sale of treasury stock	—	143,380	1,055	—	—	144,435
Net income	—	—	—	2,932,352	—	2,932,352
Other comprehensive income	—	—	—	—	518,919	518,919
BALANCE, September 30, 2017	$43,499	$(731,590)	$44,507,259	$17,487,132	$194,586	$61,500,886

The Notes to Consolidated Financial Statements are an integral part of these statements.

CAPSTONE BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Unaudited Nine Months Ended September 30,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities	$4,168,574	$5,212,954
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of securities available-for-sale	(14,127,647)	(7,614,654)
Proceeds from sales of securities available for sale	—	1,351,381
Proceeds from maturities and paydowns of securities available-for-sale	5,521,637	3,452,813
Redemption (purchase) of restricted equity securities	227,100	(395,800)
Net increase in loans	(15,827,195)	(21,515,688)
Purchases of premises and equipment	(116,923)	(129,848)
Net cash used in investing activities	(24,323,028)	(24,851,796)
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in deposits	23,413,366	7,683,645
Sale of treasury stock	144,435	11,050
Net (repayments) proceeds on other borrowings	(3,230,333)	11,039,164
Net cash provided by financing activities	20,327,468	18,733,859
INCREASE IN CASH AND CASH EQUIVALENTS	173,014	(904,983)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	6,105,291	8,606,470
CASH AND CASH EQUIVALENTS AT END OF YEAR	$6,278,305	$7,701,487

The Notes to Consolidated Financial Statements are an integral part of these statements.

Note 1.	Basis of Presentation and Overview

Capstone Bancshares, Inc. and Subsidiary (the Bank), is a corporation organized under the laws of the State of Alabama for the purposes of owning 100% of the outstanding common stock of Capstone Bank (the Bank). The Bank is a state-chartered bank with its corporate headquarters, main office and one branch location in Tuscaloosa, Alabama and additional branch locations in Northport, McIntosh, Chatom, Jackson, Thomasville, and Fairhope, Alabama. The Bank provides a full range of banking services in its primary market areas.

Recently Issued Accounting Pronouncements

During interim periods, the Company follows the accounting policies set forth in its annual audited financial statements for the year ended December 31, 2016 as filed with the Securities and Exchange Commission.  The following is a summary of recent authoritative pronouncements not yet effective that could impact the accounting, reporting, and/or disclosure of financial information by the Company issued since  December 31, 2016.

In January 2017, FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business.  The ASU clarifies the definition of a business to assist with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses.  The amendments in this update are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years.  The Company does not expect these amendments to have a material effect on its financial statements.

In January 2017, FASB issued ASU No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.  The ASU simplifies the subsequent measurement of goodwill and eliminates Step 2 from the goodwill impairment test.  The Company should perform its goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount.  An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit's fair value.  The impairment charge is limited to the amount of goodwill allocated to that reporting unit.  The amendments in this update are effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years.   Early adoption is permitted for goodwill impairment tests performed on testing dates after January 1, 2017.  The Company does not expect these amendments to have a material effect on its financial statements.

In March 2017, FASB issued ASU No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Topic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The ASU shortens the amortization period for certain callable debt securities held at a premium.  The premium on individual callable debt securities shall be amortized to the earliest call date. This guidance does not apply to securities for which prepayments are estimated on a large number of similar loans where prepayments are probable and reasonably estimable. The amendments in this update are effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years.  Early adoption is permitted. This update should be adopted on a modified retrospective basis with a cumulative-effect adjustment to retained earnings on the date of adoption.  The Company does not expect these amendments to have a material effect on its financial statements.

In August 2017, the FASB issued ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities, which amends the hedge accounting recognition and presentation requirements in Accounting Standards Codification (ASC) 815, Derivatives and Hedging. The goals of the ASU are to (1) improve the transparency and understandability of information conveyed to financial statement users about an entity’s risk management activities by better aligning the entity’s financial reporting for hedging relationships with those risk management activities and (2) reduce the complexity of and simplify the application of hedge accounting by preparers. The amendments will be effective for the Company for interim and annual periods beginning after December 15, 2018.  The Company does not expect these amendments to have a material effect on its financial statements.

Note 2.	Securities Available for Sale

This note was omitted as the information it would have provided has been superseded by the subsequent event of the merger with SmartFinancial and the liquidation of the securities portfolio as detailed in Pro Forma Financial information included as Exhibit 99.3 in this filing.

Note 3.	Loans and Allowance for Loan Losses

The composition of loans by primary loan classification and by performing and impaired loan status at September 30, 2017 and December 31, 2016, are as follows:

	September 30, 2017
	Commercial, Financial and Agricultural	Real Estate	Consumer and Other	Subtotal	Allowance for Loan Losses	Net Loans
Performing loans	$92,527,069	$306,941,961	$18,390,326	$417,859,356	$3,948,780	$413,910,576
Impaired loans	759,520	3,899,397	430,947	5,089,864	271,749	4,818,115
Total	$93,286,589	$310,841,358	$18,821,273	$422,949,220	$4,220,529	$418,728,691

	December 31, 2016
	Commercial, Financial and Agricultural	Real Estate	Consumer and Other	Subtotal	Allowance for Loan Losses	Net Loans
Performing loans	$91,849,964	$292,252,202	$19,930,784	$404,032,950	$3,506,232	$400,526,718
Impaired loans	785,171	2,551,625	524,742	3,861,538	639,247	3,222,291
Total loans	$92,635,135	$294,803,827	$20,455,526	$407,894,488	$4,145,479	$403,749,009

The Bank evaluates all loans over 60 days past due or more for impairment.

The allocation and changes in the allowance for loan losses, by loan classification, as of and for the periods ended September 30, 2017 and December 31, 2016, are as follows:

	September 30, 2017
	Commercial, Financial and Agricultural	Real Estate	Consumer and Other	Total
Beginning balance	$870,001	$3,032,884	$242,594	$4,145,479
Loans charged off	(96,000)	(693,000)	(63,286)	(852,286)
Recoveries of loans charged off	—	31,000	33,836	64,836
Net Charge offs	(96,000)	(662,000)	(29,450)	(787,450)
Provision (reallocation) charged to operating expense	(48,256)	976,941	(66,185)	862,500
Ending balance	$725,745	$3,347,825	$146,959	$4,220,529

	December 31, 2016
	Commercial, Financial and Agricultural	Real Estate	Consumer and Other	Total
Beginning balance	$1,197,543	$2,806,664	$204,932	$4,209,139
Loans charged off	(395,973)	(804,404)	(10,096)	(1,210,473)
Recoveries of loans charged off	14,912	60,414	21,487	96,813
Net Charge offs	(381,061)	(743,990)	11,391	(1,113,660)
Provision (reallocation) charged to operating expense	53,519	970,210	26,271	1,050,000
Ending balance	$870,001	$3,032,884	$242,594	$4,145,479

Note 3.	Loans and Allowance for Loan Losses, Continued

The level of the allowance is based upon evaluation of the loan portfolio, past loan loss experience, current asset quality trends, known and inherent risks in the portfolio, adverse situations that may affect the borrowers' ability to repay (including the timing of future payment), the estimated value of any underlying collateral, composition of the loan portfolio, economic conditions, historical loss experience, industry and peer bank loan quality indications and other pertinent factors, including regulatory recommendations.

In assessing the adequacy of the allowance for loan losses, management analyzes the allowance for loan losses based on the categories of commercial, financial and agricultural; real estate - construction; real estate - mortgage; and consumer and other.

Risk ratings are categorized as pass, special mention, substandard or doubtful. Management believes that the categories follow those outlined by the primary regulator. Pass rated loans include all risk rated credits other than those included in special mention, substandard and doubtful, which are defined as follows:

•
Special mention loans have potential weaknesses that deserve management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the Bank's credit position at some future date.

•
Substandard loans are inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Assets so classified must have a well-defined weakness or weaknesses that jeopardize liquidation of the debt. Substandard loans are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Substandard loans have been placed on nonaccrual status unless it was determined that the loan should remain on accrual status.

•
Doubtful loans have all the characteristics of substandard loans with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. The Bank considers all doubtful loans to be impaired and places all such loans on nonaccrual status.

The following table outlines the amount of each loan classification based on internally assigned risk ratings as of September 30, 2017 and December 31, 2016:

	September 30, 2017
	Commercial, Financial and Agricultural	Real Estate	Consumer and Other	Total
Pass	$92,458,919	$300,583,950	$18,257,769	$411,300,638
Special mention	68,150	6,358,012	132,557	6,558,719
Substandard	544,712	3,091,284	105,556	3,741,582
Substandard - impaired	198,808	51,232	33,966	284,006
Doubtful - impaired	16,000	756,880	291,395	1,064,275
Total	$93,286,589	$310,841,358	$18,821,273	$422,949,220

	December 31, 2016
	Commercial, Financial and Agricultural	Real Estate	Consumer and Other	Total
Pass	$91,599,663	$283,372,553	$19,864,984	$394,837,200
Special mention	15,158	6,623,520	65,800	6,704,478
Substandard	235,143	2,256,129	—	2,491,272
Substandard - impaired	669,157	1,400,720	222,378	2,292,255
Doubtful - impaired	116,014	1,150,905	302,364	1,569,283
Total	$92,635,135	$294,803,827	$20,455,526	$407,894,488

Note 3.	Loans and Allowance for Loan Losses, Continued

The following tables detail the recorded investments, unpaid principal balance and the related allowance of impaired loans as of September 30, 2017 and December 31, 2016, and the average recorded investment of impaired loans, as well as the interest income recognized for the periods ended September 30, 2017 and December 31, 2016:

	At September 30, 2017			For the nine months ended September 30, 2017
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans without a valuation allowance:
Commercial, financial and agricultural	$544,712	$544,712	$—	$554,657	$19,421
Real estate	3,470,645	3,470,645	—	4,163,179	104,511
Consumer	389,815	389,815	—	394,735	4,994
	4,405,172	4,405,172	—	5,112,571	128,926

Impaired loans with a valuation allowance:
Commercial, financial and agricultural	214,808	214,808	138,865	234,596	9,380
Real estate	428,752	428,752	91,752	430,002	12,000
Consumer	41,132	41,132	41,132	44,709	2,454
	684,692	684,692	271,749	709,307	23,834
Total impaired loans	$5,089,864	$5,089,864	$271,749	$2,821,878	$152,760

	December 31, 2016			For the Twelve months ended December 31, 2016
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
Impaired loans without a valuation allowance:
Commercial, financial and agricultural	$609,776	$609,776	$—	$710,150	$39,757
Real estate	802,767	802,767	—	2,515,705	46,241
Consumer	149,528	149,528	—	237,802	9,125
	1,562,071	1,562,071	—	3,463,657	95,123

Impaired loans with a valuation allowance:
Commercial, financial and agricultural	175,395	175,395	115,177	146,931	10,564
Real estate	1,748,858	1,748,858	451,329	1,487,920	94,275
Consumer	416,089	375,214	72,741	190,042	23,834
	2,340,342	2,299,467	639,247	1,824,893	128,673
Total impaired loans	$3,902,413	$3,861,538	$639,247	$5,288,550	$223,796

Note 3.	Loans and Allowance for Loan Losses, Continued

Past due balances and loans on nonaccrual status by loan classification are as follows:

	September 30, 2017
	30-89 Days Past Due and Accruing	Past Due 90 Days or More and Accruing	Total Past Due and Performing	Loans on Nonaccrual Status	Current Loans	Total Loans
Commercial, financial and agricultural	$127,000	$—	$127,000	$208,349	$92,951,240	$93,286,589
Real estate	1,909,000	108,000	2,017,000	1,244,776	307,579,582	310,841,358
Consumer	139,000	—	139,000	315,861	18,366,412	18,821,273
Total	$2,175,000	$108,000	$2,283,000	$1,768,986	$418,897,234	$422,949,220

	December 31, 2016
	30-89 Days Past Due and Accruing	Past Due 90 Days or More and Accruing	Total Past Due and Performing	Loans on Nonaccrual Status	Current Loans	Total Loans
Commercial, financial and agricultural	$296,640	$—	$296,640	$368,037	$91,970,458	$92,635,135
Real estate	3,015,415	144,172	3,159,587	1,828,798	289,815,442	294,803,827
Consumer	120,000	3,728	123,728	335,767	19,996,031	20,455,526
Total	$3,432,055	$147,900	$3,579,955	$2,532,602	$401,781,931	$407,894,488

As of September 30, 2017 and December 31, 2016, there were no loans classified as nonaccrual that were not deemed to be impaired, and all impaired loans were on nonaccruing interest status. At the date such loans were placed on nonaccrual status, the Bank reversed all previously accrued interest income against current year earnings. The Bank's policy is that once a loan is classified as impaired and placed on nonaccrual status, future payments of interest will be applied to the principal balance and not to income. There were approximately $108,000 and $148,000 in loans greater than 90 days past due and still accruing interest at September 30, 2017 and December 31, 2016, respectively.

The following table provides details for the troubled debt restructurings by loan classification:

September 30, 2017	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Consumer and other	—	$—	$—
Real estate - mortgage	2	126,460	126,460
Commercial, financial and agricultural	1	95,008	95,008
Total	3	$221,468	$221,468

There was $49,029 in troubled debt restructurings for 2017 that subsequently defaulted.

Note 3.	Loans and Allowance for Loan Losses, Continued

December 31, 2016	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Consumer and other	1	$110,328	$110,328
Real estate - mortgage	3	378,661	378,661
Commercial, financial and agricultural	1	34,167	34,167
Total	5	$523,156	$523,156

There were no troubled debt restructurings for 2016 that subsequently defaulted.

Note 4.	Financial Instruments with Off Balance Sheet Risk

The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of those instruments reflect the extent of involvement the Bank has in particular classes of financial instruments.

The outstanding notional amount of off-balance sheet risks at September 30, 2017 and December 31, 2016 is as follows:

	2017	2016
Unused commitments and standby letters of credit	$107,930,000	$98,854,451

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 5.	Contingencies

In the normal course of business, the Bank is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings, other than those noted above, would not have a material effect on the Bank's consolidated financial statements.

Note 6.	Fair Value Disclosures

This note was omitted as the information it would have provided has been superseded by the subsequent event of the merger with SmartFinancial and the fair value of the assets and liabilities in accordance with ASC 805 as detailed in the n Pro Forma Financial information included as Exhibit 99.3 in this filing.